                               CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


     The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition of National Parking Corporation Limited ("NPC") by Cendant Corporation ("Cendant" or the "Company") on April 27, 1998. The acquisition of NPC was accounted for under the purchase method of accounting and, accordingly, assets acquired and liabilities assumed were recorded at their estimated fair values which are subject to further refinement, including appraisals and other analyses, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the NPC acquisition will differ materially from the initial allocation. The unaudited pro forma consolidated statements of income for the year ended December 31, 1997, and nine months ended September 30, 1998 are presented as if the acquisition of NPC occurred on January 1, 1997. Such financial statements do not purport to present the results of operations of Cendant had the acquisition of NPC occurred on the dates specified, nor are they necessarily indicative of the operating results that may be achieved in the future.

     The unaudited pro forma consolidated financial statements of Cendant are based on certain assumptions and adjustments described in the Notes to Unaudited Pro Forma Consolidated Financial Statements, as set forth herein, and should be read in conjunction therewith and with the consolidated financial statements and related notes thereto of Cendant, as included in the Company's
(i) Annual Report on Form 10-K/A for the year ended December 31, 1997 which was filed with the Securities and Exchange Commission ("SEC") on September 29, 1998; and (ii) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998. The unaudited pro forma consolidated financial statements should also be read in conjunction with NPC's consolidated financial statement and related notes thereto for the 52 week period ended March 27, 1998 included on the Current Report on Form 8-K of the Company dated November 4, 1998.

                              CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)




                                                               HISTORICAL
                                                                CENDANT            HISTORICAL NPC
                                                          -------------------  ----------------------
                                                               YEAR ENDED       52 WEEK PERIOD ENDED      PRO FORMA
                                                           DECEMBER 31, 1997      MARCH 27, 1998(1)    ADJUSTMENTS(A)   PRO FORMA
                                                          -------------------  ---------------------- ---------------- -----------
REVENUES
 Membership and service fees, net .......................     $ 3,988.7               $  575.9                          $ 4,564.6
 Fleet leasing (net of depreciation and interest costs
   of $1,205.2)..........................................          59.5                     --                               59.5
 Other ..................................................         191.8                   22.4           $   (0.9)(b)       213.3
                                                              ---------               --------           --------       ---------
Net revenues ............................................       4,240.0                  598.3               (0.9)        4,837.4
                                                              ---------               --------           --------       ---------
EXPENSES
 Operating ..............................................       1,322.3                  371.8                            1,694.1
 Marketing and reservation ..............................       1,031.8                     --                            1,031.8
 General and administrative .............................         636.2                  119.2               (8.7)(c)       746.7
 Merger-related costs and other unusual charges .........         704.1                     --                              704.1
 Depreciation and amortization ..........................         237.7                   17.5               28.2 (d)       283.4
 Interest, net ..........................................          50.6                   14.6               75.9 (e)       141.1
                                                              ---------               --------           --------       ---------
Total expenses ..........................................       3,982.7                  523.1               95.4         4,601.2
                                                              ---------               --------           --------       ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
 INCOME TAXES AND MINORITY INTEREST .....................         257.3                   75.2              (96.3)          236.2
Provision (benefit) for income taxes ....................         191.0                   42.2              (50.3)(f)       182.9
Minority interest, net ..................................                                  0.4                                0.4
                                                              ---------               --------           --------       ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS ................     $    66.3               $   32.6           $  (46.0)      $    52.9
PER SHARE INFORMATION:                                        =========               ========           ========       =========
   INCOME FROM CONTINUING OPERATIONS
    Basic ...............................................     $    0.08                                                 $    0.07
    Diluted .............................................          0.08                                                      0.06
   WEIGHTED AVERAGE SHARES
    Basic ...............................................         811.2                                                     811.2
    Diluted .............................................         851.7                                                     851.7

----------
(1) The historical statement of income for NPC includes certain adjustments to conform generally accepted accounting principles ("GAAP") in the United Kingdom to United States GAAP. NPC's statement of income has been converted to U.S. dollars at the average exchange rate for the twelve month period presented. The financial results of NPC for the period January 1, 1998 through March 27, 1998 are included in the pro forma statements of income for the year ended December 31, 1997 and the nine months ended September 30, 1998. Revenues and net income for such duplicated period were $148.2 million and $4.6 million, respectively.



       See notes to unaudited pro forma consolidated financial statements.

                               CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)



                                                              HISTORICAL              HISTORICAL
                                                               CENDANT                   NPC
                                                       -----------------------  ---------------------
                                                          NINE MONTHS ENDED     FOR THE PERIOD 1/1/98     PRO FORMA
                                                        SEPTEMBER 30, 1998(1)     THROUGH 4/27/98(2)   ADJUSTMENTS(A)   PRO FORMA
                                                       -----------------------  --------------------- ---------------- ------------
REVENUES
 Membership and service fees--net ....................       $ 3,678.8                $  195.7                          $ 3,874.5
 Fleet leasing (net of depreciation and interest costs
  of $954.6)..........................................            57.5                                                       57.5
 Other ...............................................           128.8                    14.8           $   (9.0)(b)       134.6
                                                             ---------                --------           --------       ---------
Net revenues .........................................         3,865.1                   210.5               (9.0)        4,066.6
                                                             ---------                --------           --------       ---------
EXPENSES
 Operating ...........................................         1,306.9                   126.6                            1,433.5
 Marketing and reservation ...........................           853.2                      --                              853.2
 General and administrative ..........................           487.4                    46.1              (10.4)(c)       523.1
 Depreciation and amortization .......................           241.3                     6.1                8.8 (d)       256.2
 Other charges:
  Merger related costs and other unusual charges
    (credits) ........................................           (24.4)                                                     (24.4)
  Investigation related costs ........................            81.4                                                       81.4
  Financing costs ....................................            27.2                                                       27.2
  Asset impairments ..................................            50.0                      --                 --            50.0
 Interest--net .......................................            72.9                     5.6               24.8 (e)       103.3
                                                             ----------               --------           --------       ----------
Total expenses .......................................         3,095.9                   184.4               23.2         3,303.5
                                                             ----------               --------           --------       ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
 INCOME TAXES AND MINORITY INTEREST ..................           769.2                    26.1              (32.2)          763.1
Provision (benefit) for income taxes .................           273.0                     7.8              (13.9)(f)       266.9
Minority interest, net ...............................            34.3                     0.1                 --            34.4
                                                             ----------               --------           --------       ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS .............       $   461.9                $   18.2           $  (18.3)      $   461.8
                                                             ==========               ========           ========       ==========
PER SHARE INFORMATION:
  INCOME FROM CONTINUING OPERATIONS
   Basic .............................................       $    0.55                                                  $    0.55
   Diluted ...........................................            0.53                                                       0.53
  WEIGHTED AVERAGE SHARES
   Basic .............................................           844.8                                                      844.8
   Diluted ...........................................           895.0                                                      895.0

---------
(1) Historical Cendant for the nine months ended September 30, 1998 includes the financial results of NPC from April 27, 1998 (the acquisition date) through September 30, 1998.

(2) The historical statement of income for NPC includes certain adjustments to conform generally accepted accounting principles ("GAAP") in the United Kingdom to United States GAAP. NPC's statement of income has been converted to U.S. dollars at the average exchange rate for the nine month period presented. The financial results of NPC for the period January 1, 1998 through March 27, 1998 are included in the pro forma statements of income for the year ended December 31, 1997 and the nine months ended September 30, 1998. Revenues and net income for such duplicated period were $148.2 million and $4.6 million, respectively.



       See notes to unaudited pro forma consolidated financial statements.

                               CENDANT CORPORATION
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS
                      (IN MILLIONS, UNLESS OTHERWISE NOTED)


(A) ACQUISITION OF NATIONAL PARKING CORPORATION LIMITED


     Certain of the underlying pro forma adjustments to the statements of income for the year ended December 31, 1997 and nine months ended September 30, 1998 are calculated from the fair market value adjustments which were made in the allocation of the purchase price. The consideration paid and the fair value of net assets acquired in connection with the acquisition of NPC were as follows:


Cash consideration (i) .................................    $  1,591.9
                                                            ----------
Fair value of net assets acquired:
 Historical net book value of NPC ......................         477.0
Fair value adjustments to net assets acquired:
Assets:
 Property and Equipment ................................          (1.5)
 Other Intangible ......................................          11.6
 Other Assets ..........................................          (3.6)
Liabilities:
 Accrued Expenses and Other ............................         205.9
 Deferred Income Taxes (ii) ............................         (95.7)
                                                            ----------
FAIR VALUE OF IDENTIFIABLE NET ASSETS ACQUIRED .........         593.7
                                                            ----------
 GOODWILL ..............................................    $    998.2
                                                            ==========

----------
(i) Cash consideration of $1.6 billion was financed from borrowings under the Company's revolving credit facilities and includes the repayment of $227 million of NPC indebtedness on the date of acquisition.

(ii) Reflects deferred income taxes associated with the difference between the fair value of liabilities accrued and their respective tax bases.



(B) OTHER REVENUE

     The pro forma adjustment reflects the elimination of gains recognized on the sale of disposed properties. As such, properties would have been adjusted to their fair market values at the acquisition date.


(C) GENERAL AND ADMINISTRATIVE

     The pro forma adjustment for the year ended December 31, 1997 and the nine months ended September 30, 1998 of $8.7 million and $10.4 million, respectively reflect the reversal of non-recurring professional fees incurred by NPC during the 52 week period ended March 27, 1998 and 17 week period ended April 27, 1998 respectively, directly associated with the acquisition of NPC by the Company.


(D) DEPRECIATION AND AMORTIZATION

     The pro forma adjustment for depreciation and amortization is comprised of the following:

                              CENDANT CORPORATION
                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                        FINANCIAL STATEMENTS (CONTINUED)
                     (IN MILLIONS, UNLESS OTHERWISE NOTED)


(D) DEPRECIATION AND AMORTIZATION (CONTINUED)


                                                                                   NINE MONTHS
                                                                  YEAR ENDED          ENDED
                                                                 DECEMBER 31,     SEPTEMBER 30,
                                                                     1997             1998
                                                                --------------   --------------
Elimination of historical NPC goodwill amortization .........      $  (1.8)          $ (0.6)
Goodwill ....................................................         25.0              8.0
Other intangibles ...........................................          4.6              1.3
Property and equipment ......................................          0.4              0.1
                                                                   -------           ------
                                                                   $  28.2           $  8.8
                                                                   =======           ======

     Goodwill of approximately $998.2 million (see note (a)) is determined to have a benefit period of forty years, which is based on NPC's position as the largest private (non municipal) car park operator in the United Kingdom ("UK") and the third largest roadside assistance company in the UK.

     NPC's intangible assets represents the estimated value which has been attributed to the membership base comprising the roadside assistance portion of NPC's business. This intangible asset is amortized on an accelerated basis with amortization in the initial year calculated based on a 2.5 year benefit period. The valuation of the intangible asset was based on the historical lives and profitability of NPC's membership bases.


(E) INTEREST EXPENSE--NET

     The pro forma adjustment is calculated as follows:


                                                                                              NINE MONTHS
                                                                               YEAR ENDED        ENDED
                                                                              DECEMBER 31,   SEPTEMBER 30,
                                                                                  1997           1998
                                                                             -------------- --------------
Elimination of historical NPC interest expense (i) .........................    $ (16.7)       $  (5.9)
Interest expense incurred on debt used to finance NPC acquisition (ii) .....       92.6           30.7
                                                                                -------        -------
                                                                                $  75.9        $  24.8
                                                                                =======        =======

     (i) Coincident with the acquisition of NPC, the Company repaid $227 million of NPC indebtedness. The elimination adjustment for the year ended December 31, 1997 assumed an interest rate of 7.37% which was the weighted average interest rate on NPC borrowings for the 52 week period ended March 27, 1998. The elimination adjustment during the nine months ended September 30, 1998 represents the reversal of interest expense incurred by NPC during the period January 1, 1998 through the acquisition date (April 27, 1998) which was calculated at an interest rate of 7.23%, representing the weighted average interest rate in effect for such 17 week period.

     (ii) Reflects interest expense incurred on $1.6 billion of borrowings under the Company's revolving credit facilities at an interest rate of 5.82% which was the weighted average variable rate in effect on the date of borrowing. The Company financed the acquisition of NPC with borrowings under its revolving credit facilities. Interest expense on the $1.6 billion of borrowings for the nine months ended September 30, 1998 was calculated from January 1, 1998 through the acquisition date (April 27, 1998). Interest expense on such borrowings subsequent to the acquisition date is included in the nine month results of Historical Cendant.


(F) INCOME TAXES

     The pro forma adjustment was calculated at the applicable statutory rate in effect for the periods presented with consideration given to the deductibility of the pre-tax pro forma adjustments and the relative statutory jurisdictions to which such pro forma adjustments pertain.